Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
January 23, 2019	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Record Fourth Quarter and Record Full Year Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and year ended December 31, 2018. The Company reported net income of $9.31 million, or $0.57 per diluted common share, for the quarter ended December 31, 2018, which was an increase of $8.09 million from the same period of 2017. The Company also reported $36.34 million, or $2.18 per diluted common share, for the year ended December 31, 2018, which was an increase of $14.86 million from 2017. The fourth quarter and full year both constitute net income records for the respective periods.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of twenty-one cents ($0.21) per common share. The quarterly dividend is payable to common shareholders of record on February 1, 2019, and is expected to be paid on or about February 15, 2019. The current year marks the 34th consecutive year of regular cash dividends paid to shareholders.

The Company’s capital management plan and philosophy require maintenance of a strong capital base from which to grow and serve customers. As reported in early 2018, absent other needs, the Company’s capital management plan aspires to return current earnings not needed to fund growth in core operations back to shareholders through regular cash dividends and stock repurchases. The Company earned approximately $36.34 million in 2018, from which it paid regular cash dividends of approximately $12.96 million. The Company also repurchased 1,060,312 common shares for approximately $34.41 million. Since regular dividends and stock repurchases returned all current earnings to shareholders, the Board of Directors determined not to declare a special dividend related to 2018 earnings. As of December 31, 2018, the Company continues to significantly exceed regulatory “well capitalized” targets, as well as all capital targets of its capital management plan.

Fourth Quarter 2018 Highlights

●	General
o	On October 1, 2018, the Company completed the sale of its remaining insurance agency assets to Bankers Insurance, LLC of Glen Allen, Virginia (“BI”) in exchange for an equity interest in BI.
o	On October 2, 2018, the Company completed its Plan of Reincorporation and Merger, the sole purpose of which was to change the Company’s state of incorporation from Nevada to Virginia.

●	Income Statement
o

Net income increased $8.09 million to $9.31 million compared to the same quarter of 2017. The large increase reflects the deferred tax asset revaluation charge taken in the fourth quarter of 2017. Non-GAAP adjusted earnings increased $1.82 million to $9.50 million compared to the same quarter of 2017.

o

Diluted earnings per share increased $0.50 to $0.57 compared to the same quarter of 2017. Again, the large increase reflects the deferred tax asset revaluation charge taken in the fourth quarter of 2017. Non-GAAP adjusted diluted earnings per share increased $0.13 to $0.58 compared to the same quarter of 2017.

o	Return on average assets (“ROAA”) for the quarter increased to 1.63%, the highest reported quarterly ROAA for the Company in 15 years. Return on average equity for the quarter increased to 11.01%.
o	Net interest margin increased 63 basis points to 4.80% compared to the same quarter of 2017.

●	Balance Sheet
o	Book value per common share increased $0.16 to $20.79, and tangible book value per common share increased $0.05 to $14.69, compared to December 31, 2017.
o	The Company repurchased 390,296 common shares for $13.12 million during the quarter and 1,060,312 common shares for $34.41 million during the year ended December 31, 2018.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of December 31, 2018.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2018. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $975 million in combined assets as of December 31, 2018. The Company reported consolidated assets of $2.24 billion as of December 31, 2018. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except share and per share data)	2018	2018	2018	2018	2017	2018	2017
Interest income
Interest and fees on loans	$23,938	$22,556	$22,422	$22,755	$22,314	$91,671	$89,749
Interest on securities	1,249	1,372	1,361	1,104	1,095	5,086	4,551
Interest on deposits in banks	194	358	514	471	353	1,537	1,008
Total interest income	25,381	24,286	24,297	24,330	23,762	98,294	95,308
Interest expense
Interest on deposits	1,297	1,269	1,327	1,251	1,313	5,144	4,987
Interest on borrowings	205	692	708	700	716	2,305	3,103
Total interest expense	1,502	1,961	2,035	1,951	2,029	7,449	8,090
Net interest income	23,879	22,325	22,262	22,379	21,733	90,845	87,218
Provision for loan losses	908	495	495	495	615	2,393	2,771
Net interest income after provision	22,971	21,830	21,767	21,884	21,118	88,452	84,447
Noninterest income	6,297	6,519	6,959	6,668	7,498	26,443	24,568
Noninterest expense	17,366	18,131	17,160	17,116	16,683	69,773	66,902
Income before income taxes	11,902	10,218	11,566	11,436	11,933	45,122	42,113
Income tax expense	2,596	1,118	2,500	2,568	10,720	8,782	20,628
Net income	$9,306	$9,100	$9,066	$8,868	$1,213	$36,340	$21,485

Earnings per common share
Basic	$0.57	$0.55	$0.54	$0.52	$0.07	$2.19	$1.26
Diluted	0.57	0.55	0.54	0.52	0.07	2.18	1.26
Cash dividends per common share
Regular	0.21	0.21	0.18	0.18	0.18	0.78	0.68
Special	-	-	-	0.48	-	0.48	-
Weighted average shares outstanding
Basic	16,201,148	16,512,823	16,689,398	16,955,758	16,992,519	16,587,504	17,002,116
Diluted	16,280,404	16,612,416	16,788,615	17,047,638	17,083,949	16,666,385	17,077,842
Performance ratios
Return on average assets	1.63%	1.55%	1.53%	1.52%	0.20%	1.56%	0.91%
Return on average common equity	11.01%	10.59%	10.68%	10.30%	1.35%	10.64%	6.14%
Return on average tangible common equity(1)	15.58%	15.06%	15.21%	14.53%	1.89%	15.09%	8.69%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
(Amounts in thousands, except per share data)
Net income	$9,306	$9,100	$9,066	$8,868	$1,213	$36,340	$21,485
Non-GAAP adjustments:
Net loss on sale of securities	-	618	-	-	4	618	661
Loss on extinguishment of debt	-	1,096	-	-	-	1,096	-
Goodwill impairment	-	1,492	-	-	-	1,492	-
Deferred tax asset revaluation	-	(1,669)	-	-	6,552	(1,669)	6,552
Other items(1)	254	-	297	(130)	(140)	421	(298)
Total adjustments	254	1,537	297	(130)	6,416	1,958	6,915
Tax effect	61	411	96	(24)	(50)	544	301
Adjusted earnings, non-GAAP	$9,499	$10,226	$9,267	$8,762	$7,679	$37,754	$28,099

Adjusted diluted earnings per common share, non-GAAP	$0.58	$0.62	$0.55	$0.51	$0.45	$2.27	$1.65
Performance ratios, non-GAAP
Adjusted return on average assets	1.67%	1.74%	1.57%	1.50%	1.28%	1.62%	1.19%
Adjusted return on average common equity	11.23%	11.90%	10.91%	10.17%	8.56%	11.05%	8.04%
Adjusted return on average tangible common equity(2)	15.90%	16.93%	15.55%	14.36%	11.99%	15.68%	11.36%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2018			2017
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,788,570	$24,017	5.33%	$1,822,583	$22,387	4.87%
Securities available for sale	162,330	1,518	3.71%	171,288	1,383	3.20%
Securities held to maturity	25,030	104	1.65%	25,165	105	1.66%
Interest-bearing deposits	33,736	194	2.28%	95,174	353	1.47%
Total earning assets	2,009,666	25,833	5.10%	2,114,210	24,228	4.55%
Other assets	249,056			256,591
Total assets	$2,258,722			$2,370,801

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$458,458	$40	0.03%	$451,024	$62	0.05%
Savings deposits	494,868	132	0.11%	512,156	83	0.06%
Time deposits	450,770	1,125	0.99%	502,515	1,168	0.92%
Total interest-bearing deposits	1,404,096	1,297	0.37%	1,465,695	1,313	0.36%
Borrowings
Retail repurchase agreements	4,526	2	0.18%	5,470	1	0.07%
Wholesale repurchase agreements	25,000	203	3.22%	25,000	204	3.24%
FHLB advances and other borrowings	-	-	-	50,000	511	4.05%
Total borrowings	29,526	205	2.75%	80,470	716	3.53%
Total interest-bearing liabilities	1,433,622	1,502	0.42%	1,546,165	2,029	0.52%
Noninterest-bearing demand deposits	461,457			446,487
Other liabilities	28,188			22,103
Total liabilities	1,923,267			2,014,755
Stockholders' equity	335,455			356,046
Total liabilities and stockholders' equity	$2,258,722			$2,370,801
Net interest income, FTE(1)		$24,331			$22,199
Net interest rate spread			4.68%			4.03%
Net interest margin, FTE(1)			4.80%			4.17%

(1)

Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018.

(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans include non-cash purchase accounting accretion of $2.13 million and $1.16 million for the three months ended December 31, 2018 and 2017, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Year Ended December 31,
	2018			2017
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,795,391	$91,971	5.12%	$1,837,092	$90,032	4.90%
Securities available for sale	176,766	6,190	3.50%	164,489	5,695	3.46%
Securities held to maturity	25,081	418	1.67%	32,954	487	1.48%
Interest-bearing deposits	81,520	1,537	1.89%	73,405	1,008	1.37%
Total earning assets	2,078,758	100,116	4.82%	2,107,940	97,222	4.61%
Other assets	251,853			262,381
Total assets	$2,330,611			$2,370,321

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$466,403	$246	0.05%	$401,092	$224	0.06%
Savings deposits	508,353	382	0.08%	520,430	336	0.06%
Time deposits	471,335	4,516	0.96%	510,411	4,427	0.87%
Total interest-bearing deposits	1,446,091	5,144	0.36%	1,431,933	4,987	0.35%
Borrowings
Federal funds purchased	-	-	-	1	-	-
Retail repurchase agreements	4,010	5	0.12%	47,716	32	0.07%
Wholesale repurchase agreements	25,000	806	3.22%	25,000	806	3.22%
FHLB advances and other borrowings	36,849	1,494	4.05%	55,502	2,265	4.08%
Total borrowings	65,859	2,305	3.50%	128,219	3,103	2.42%
Total interest-bearing liabilities	1,511,950	7,449	0.49%	1,560,152	8,090	0.52%
Noninterest-bearing demand deposits	448,903			438,513
Other liabilities	28,239			21,955
Total liabilities	1,989,092			2,020,620
Stockholders' equity	341,519			349,701
Total liabilities and stockholders' equity	$2,330,611			$2,370,321
Net interest income, FTE(1)		$92,667			$89,132
Net interest rate spread			4.33%			4.09%
Net interest margin, FTE(1)			4.46%			4.23%

(1)

Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018.

(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans include non-cash purchase accounting accretion of $6.39 million and $5.42 million for the year ended December 31, 2018 and 2017, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2018	2018	2018	2018	2017	2018	2017
Noninterest income
Wealth management	$854	$791	$823	$794	$811	$3,262	$3,150
Service charges on deposits	3,850	3,803	3,612	3,468	3,725	14,733	13,803
Other service charges and fees	2,017	1,925	1,934	1,857	1,788	7,733	6,944
Insurance commissions	-	299	338	329	343	966	1,347
Net loss on sale of securities	-	(618)	-	-	(4)	(618)	(661)
Net FDIC indemnification asset amortization	(579)	(645)	(575)	(382)	(331)	(2,181)	(3,517)
Other operating income	155	964	827	602	1,166	2,548	3,502
Total noninterest income	$6,297	$6,519	$6,959	$6,668	$7,498	$26,443	$24,568
Noninterest expense
Salaries and employee benefits	$9,273	$8,983	$8,993	$9,441	$9,003	$36,690	$35,774
Occupancy expense	1,134	1,075	1,083	1,250	1,104	4,542	4,775
Furniture and equipment expense	1,004	985	945	1,046	1,114	3,980	4,425
Service fees	1,047	1,134	851	828	703	3,860	3,348
Advertising and public relations	550	478	461	522	506	2,011	2,206
Professional fees	356	337	430	307	589	1,430	2,567
Amortization of intangibles	254	261	263	261	266	1,039	1,056
FDIC premiums and assessments	209	234	252	211	212	906	910
Loss on extinguishment of debt	-	1,096	-	-	-	1,096	-
Goodwill impairment	-	1,492	-	-	-	1,492	-
Other operating expense	3,539	2,056	3,882	3,250	3,186	12,727	11,841
Total noninterest expense	$17,366	$18,131	$17,160	$17,116	$16,683	$69,773	$66,902

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2018	2018	2018	2018	2017
Assets
Cash and cash equivalents	$76,873	$73,679	$107,957	$205,140	$157,951
Debt securities available for sale	153,116	163,593	196,425	164,192	165,580
Debt securities held to maturity	25,013	25,047	25,082	25,115	25,149
Loans held for investment, net of unearned income
Noncovered	1,756,269	1,770,426	1,776,112	1,767,703	1,789,236
Covered	18,815	20,483	22,919	25,406	27,948
Allowance for loan losses	(18,267)	(18,256)	(19,583)	(19,500)	(19,276)
Loans held for investment, net	1,756,817	1,772,653	1,779,448	1,773,609	1,797,908
FDIC indemnification asset	5,108	5,653	6,390	6,884	7,161
Premises and equipment, net	45,785	45,537	45,547	46,415	48,126
Other real estate owned, noncovered	3,806	4,754	4,805	4,620	2,409
Other real estate owned, covered	32	44	44	70	105
Interest receivable	5,481	5,374	5,580	5,155	5,778
Goodwill	92,744	94,287	95,779	95,779	95,779
Other intangible assets	5,026	5,366	5,628	5,891	6,151
Other assets	74,573	73,701	75,435	95,437	76,363
Total assets	$2,244,374	$2,269,688	$2,348,120	$2,428,307	$2,388,460

Liabilities
Deposits
Noninterest-bearing	$459,550	$463,945	$462,851	$460,478	$454,143
Interest-bearing	1,396,200	1,411,906	1,441,887	1,520,141	1,475,748
Total deposits	1,855,750	1,875,851	1,904,738	1,980,619	1,929,891
Securities sold under agreements to repurchase	29,370	30,151	27,869	29,115	30,086
FHLB borrowings	-	-	50,000	50,000	50,000
Interest, taxes, and other liabilities	26,397	25,284	26,392	26,536	27,769
Total liabilities	1,911,517	1,931,286	2,008,999	2,086,270	2,037,746

Stockholders' equity
Common stock(2)	16,007	21,382	21,382	21,382	21,382
Additional paid-in capital(2)	122,486	229,182	228,949	228,774	228,750
Retained earnings	195,793	189,902	184,279	178,227	180,543
Treasury stock, at cost(2)	-	(99,247)	(92,904)	(83,865)	(79,121)
Accumulated other comprehensive loss	(1,429)	(2,817)	(2,585)	(2,481)	(840)
Total stockholders' equity	332,857	338,402	339,121	342,037	350,714
Total liabilities and stockholders' equity	$2,244,374	$2,269,688	$2,348,120	$2,428,307	$2,388,460

Shares outstanding at period-end	16,007,263	16,390,502	16,574,347	16,847,452	16,998,226
Book value per common share	$20.79	$20.65	$20.46	$20.30	$20.63
Tangible book value per common share(1)	14.69	14.57	14.34	14.27	14.64

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding
(2)	In accordance with the Company's reincorporation from Nevada to Virginia on October 2, 2018, treasury stock is not recognized.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands)	2018	2018	2018	2018	2017
Allowance for Loan Losses
Beginning balance	$18,256	$19,583	$19,500	$19,276	$19,206
Provision for loan losses charged to operations	908	495	495	495	615
Charge-offs	(1,282)	(2,177)	(750)	(698)	(967)
Recoveries	385	355	338	427	422
Net charge-offs	(897)	(1,822)	(412)	(271)	(545)
Ending balance	$18,267	$18,256	$19,583	$19,500	$19,276

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$19,583	$20,542	$21,467	$21,650	$18,997
Accruing loans past due 90 days or more	58	46	-	27	1
Troubled debt restructurings ("TDRs")(1)	161	189	133	77	120
Total non-covered nonperforming loans	19,802	20,777	21,600	21,754	19,118
OREO	3,806	4,754	4,805	4,620	2,409
Total non-covered nonperforming assets	$23,608	$25,531	$26,405	$26,374	$21,527

Covered nonperforming assets
Nonaccrual loans	$322	$330	$509	$596	$342
Total covered nonperforming loans	322	330	509	596	342
OREO	32	44	44	70	105
Total covered nonperforming assets	$354	$374	$553	$666	$447

Additional Information
Performing TDRs(2)	$6,266	$6,953	$6,847	$7,220	$7,614
Total TDRs(3)	6,427	7,142	6,980	7,297	7,734

Non-covered ratios
Nonperforming loans to total loans	1.13%	1.17%	1.22%	1.23%	1.07%
Nonperforming assets to total assets	1.06%	1.14%	1.14%	1.10%	0.91%
Non-PCI allowance to nonperforming loans	92.25%	87.87%	90.66%	89.64%	100.83%
Non-PCI allowance to total loans	1.04%	1.03%	1.10%	1.10%	1.08%
Annualized net charge-offs to average loans	0.20%	0.41%	0.09%	0.06%	0.12%

Total ratios
Nonperforming loans to total loans	1.13%	1.18%	1.23%	1.25%	1.07%
Nonperforming assets to total assets	1.07%	1.14%	1.15%	1.11%	0.92%
Allowance for loan losses to nonperforming loans	90.77%	86.49%	88.57%	87.25%	99.05%
Allowance for loan losses to total loans	1.03%	1.02%	1.09%	1.09%	1.06%
Annualized net charge-offs to average loans	0.20%	0.40%	0.09%	0.06%	0.12%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs